News Release

Core & Main Announces Executive Leadership Changes

ST. LOUIS, July 8, 2024—Core & Main Inc. (NYSE: CNM), a leader in advancing reliable infrastructure with local service, nationwide, announces changes to its executive leadership team.

Jack Schaller, president, has announced that he will transition to a role as executive vice president. Given the strong performance under his leadership, Schaller has committed to ensuring the ongoing success and continued growth of the business. As part of this transition, Schaller will continue supporting the integration of our newly acquired businesses, leading supplier relations and assisting with this organizational transition.

“This transition is something I have been thinking about for some time,” Schaller said. “I’ve grown to love this industry over my 40-plus years, and it’s important to me to make sure Core & Main is in a position where I can make this move with a solid plan in place for our future success.”

As part of that plan, Brad Cowles, president, will be expanding his role to lead the waterworks product line, previously led by Schaller. Cowles has more than 18 years of leadership experience in the organization, most recently leading the fire protection product line. In addition to his core waterworks responsibilities, Cowles will have responsibility for several growth and margin initiatives.

Finally, Core & Main is excited to announce that Mike Huebert will join the company July 22, 2024 as president, overseeing our fire protection product line and certain other high growth product lines. Huebert is executive vice president of sales with Advanced Drainage Systems (NYSE: WMS) where he oversees field sales and engineering, national accounts and retail sales teams. He will bring a wealth of experience, having managed business development, commercial operations, and driving sales and operational performance for ADS, one of Core & Main’s top suppliers.

“This is an opportunity to add a well-respected, talented leader in Mike Huebert. The chance to add an executive with his experience does not come along often, and I am excited to have him join our business. By transitioning some of Jack’s responsibilities to Brad, and by bringing on a capable new leader, Core & Main is well positioned to take the organization to the next level,” said Steve LeClair, chair and CEO of Core & Main. “As we continue on our path to driving shareholder value, the evolution of our executive leadership team strategically aligns our collective strengths and opens new opportunities for profitable growth.”

About Core & Main

Based in St. Louis, Core & Main is a leader in advancing reliable infrastructure™ with local service, nationwide®. As a leading specialized distributor with a focus on water, wastewater, storm drainage and fire protection products, and related services, Core & Main provides solutions to municipalities, private water companies and professional contractors across municipal, non-residential and residential end markets, nationwide. With more than 350 locations across the U.S., the company provides its customers local expertise backed by a national supply chain. Core & Main’s nearly 5,500 associates are committed to helping their communities thrive with safe and reliable infrastructure. Visit coreandmain.com to learn more.

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Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this press release include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning Core & Main’s financial and operating outlook, as well as any other statement that does not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to differ materially from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements.

Additional information concerning these and other factors can be found in our filings with the Securities and Exchange Commission. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contact:
Investor Relations:
Robyn Bradbury, 314-995-9116
InvestorRelations@CoreandMain.com

Media Relations:
Jennifer Noonan, 314-750-9670
Jennifer.Noonan@CoreandMain.com
Core & Main Announces Executive Leadership Changes